Capital City Energy Group, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Capital City Energy Group, Inc.	Capital City Petroleum Inc.	Combined	Pro Forma		Adjusted ProForma
	October 31, 2006 and December 31, 2006		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$5,014	$380,099	385,113	$-		$385,113
Accounts receivable	-	415,459	415,459	-		415,459
Prepaid epense	5	0	5	-		5
				-
Other current assets	1,147	-	1,147	-		1,147

Total Current Assets	6,166	795,558	801,724	-		801,724

Fixed Assets, Net:	-	8,183,500	8,183,500	-		8,183,500

TOTAL ASSETS	$6,166	$8,979,058	$8,985,224	$-		$8,985,224

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$2,303	$169,054	$171,357	$-		$171,357
Related party payable	2,488	400,000	402,488	(2,488)	[3]	400,000
Accrued expenses	-	-	-	-		-
Notes payable	-	91,667	91,667	-		91,667
Other current liabilities	-	-	-	-		-

Total Current Liabilities	4,791	660,721	665,512	(2,488)		663,024

Long-Term Liabilities:
Notes payable	-	-	-	-		-

Total Long-Term Payables	-	-	-	-		-

Total Liabilities	4,791	660,721	665,512	(2,488)		663,024

Stockholders' Equity:
Preferred stock	-	314	314	2,828	[2]	3,142

Common stock	7,000	1,810	8,810	21,901	[1]	26,811
				-
				(3,900)	[3]
				-
Additional paid-in capital	-	7,401,226	7,401,226	(21,901)	[1]	7,377,260
				(2,828)	[2]
				6,388	[3]
				(5,625)	[4]
Retained earnings (deficit)	(5,625	914,987	909,362	5,625	[4]	914,987

Total Stockholders' Equity	1,375	8,318,337	8,319,712	2,488		8,322,200

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$6,166	$8,979,058	$8,985,224	$-		$8,985,224

____________________________	-	-	-	-		-

[1]	To record the issuance of 10 shares of common stock for each share of Capital City Petroleum, Inc. common stock

[2]	To record the issuance of 10 shares of preferred stock for each share of Capital City Petroleum, Inc. preferred stock

[3]	To cancel 3,900,000 shares of common stock in exchange for Baby Dot LLC and assumption of debt

[4]	To eliminate accumulated deficit of Capital City Energy Group, Inc.

Capital City Energy Group, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED

	Capital City Energy Group, Inc.	Captial City Petroleum Inc.	Combined		Pro-Forma Adjusted Combined
	October 31, 2006 and December 31, 2006		Totals	Adjustments	Totals

REVENUES

Sales revenue	$1,880	2,468,395	2,470,275	$-	$2,470,275
Other revenue	-	1,419,588	1,419,588	-	1,419,588

Total Revenues	1,880	3,887,983	3,889,863	-	3,889,863

COST OF SALES	1,016	432,212	433,228	-	433,228

GROSS PROFIT	864	3,455,771	3,456,635	-	3,456,635

OPERATING EXPENSES

General and administrative	6,489	2,123,981	2,130,470	-	2,130,470
Depreciation and depletion	-	760,931	760,931	-	760,931

Total Costs and Expenses	6,489	2,884,912	2,891,401	-	2,891,401

OPERATING INCOME (LOSS)	(5,625)	570,859	565,234	-	565,234

OTHER INCOME (EXPENSE)

Interest expense	-	(102,937)	(102,937)	-	(102,937)
Other income	-	-	-	-	-

Total Other Income (Expense)	-	(102,937)	(102,937)	-	(102,937)

INCOME TAX EXPENSE	-	-	0	-	-

NET INCOME (LOSS)	$(5,625)	$467,922	$462,297	$-	$462,297

Capital City Energy Group, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Capital City Energy Group, Inc.	Capital City Petroleum Inc.	Combined	Pro Forma		Adjusted ProForma
	October 31, 2007 and December 31, 2007		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$7,131	$200,451	207,582	$-		$207,582
Accounts receivable	-	414,826	414,826	-		414,826
Prepaid epense	-	40,991	40,991	-		40,991
				-
Other current assets	-	4,485	4,485	-		4,485

Total Current Assets	7,131	660,753	667,884	-		667,884

Fixed Assets, Net:	661	7,362,124	7,362,785	-		7,362,785

TOTAL ASSETS	$7,792	$8,022,877	$8,030,669	$-		$8,030,669

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$1,250	$360,708	$361,958	$-		$361,958
Related party payable	7,749	-	7,749	(7,749)	[3]	-
Accrued expenses	-	-	-	-		-
Notes payable	-	100,000	100,000	-		100,000
Other current liabilities	-	-	-	-		-

Total Current Liabilities	8,999	460,708	469,707	(7,749)		461,958

Long-Term Liabilities:
Notes payable	-	163,960	163,960	-		163,960

Total Long-Term Payables	-	163,960	163,960	-		163,960

Total Liabilities	8,999	624,668	633,667	(7,749)		625,918

Stockholders' Equity:
Preferred stock	-	314	314	2,828	[2]	3,142

Common stock	9,960	2,075	12,035	18,676	[1]	26,811
				-
				(3,900)	[3]
				-
Additional paid-in capital	11,840	6,293,232	6,305,072	(18,676)	[1]	6,272,210
				(2,828)	[2]
				11,649	[3]
				(23,007)	[4]
Retained earnings (deficit)	(23,007)	1,102,588	1,079,581	23,007	[4]	1,102,588

Total Stockholders' Equity	(1,207)	7,398,209	7,397,002	7,749		7,404,751

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$7,792	$8,022,877	$8,030,669	$-		$8,030,669

____________________________	-	-	-	-		-

[1]	To record the issuance of 10 shares of common stock for each share of Capital City Petroleum, Inc. common stock
[2]	To record the issuance of 10 shares of preferred stock for each share of Capital City Petroleum, Inc. preferred stock
[3]	To cancel 3,900,000 shares of common stock in exchange for Baby Dot LLC and assumption of debt
[4]	To eliminate accumulated deficit of Capital City Energy Group, Inc.

Capital City Energy Group, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED

	Capital City Energy Group, Inc.	Capital City Petroleum Inc.	Combined		Pro-Forma Adjusted Combined
	October 31, 2007 and December 31, 2007		Totals	Adjustments	Totals

REVENUES

Sales revenue	$1,893	2,677,086	2,678,979	$-	$2,678,979
Other revenue	-	223,615	223,615	-	223,615

Total Revenues	1,893	2,900,701	2,902,594	-	2,902,594

COST OF SALES	1,863	548,452	550,315	-	550,315

GROSS PROFIT	30	2,352,249	2,352,279	-	2,352,279

OPERATING EXPENSES

General and administrative	17,412	842,558	859,970	-	859,970
Depreciation and depletion	-	776,031	776,031	-	776,031

Total Costs and Expenses	17,412	1,618,589	1,636,001	-	1,636,001

OPERATING INCOME (LOSS)	(17,382)	733,660	716,278	-	716,278

OTHER INCOME (EXPENSE)

Interest expense	-	(482,789)	(482,789)	-	(482,789)
Other income	-	100,690	100,690	-	100,690

Total Other Income (Expense)	-	(382,099)	(382,099)	-	(382,099)

INCOME TAX EXPENSE	-	163,960	163,960	-	163,960

NET INCOME (LOSS)	$(17,382)	$187,601	$170,219	$-	$170,219